SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 2003


                               VECTREN CORPORATION
             (Exact name of registrant as specified in its charter)



     Commission     Registrant, State of Incorporation,     I.R.S Employer
      File No.         Address, and Telephone Number       Identification No.
     ----------     -----------------------------------    ------------------

      1-15467                Vectren Corporation                 35-2086905
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000

      1-16739           Vectren Utility Holdings, Inc.          35-2104850
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000
      1-3553      Southern Indiana Gas and Electric Company     35-0672570
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000

      1-6494              Indiana Gas Company, Inc.              35-0793669
                          (An Indiana Corporation)
                           20 N.W. Fourth Street,
                          Evansville, Indiana 47708
                               (812) 491-4000

           Former name or address, if changed since last report: N/A

Item 9.  Regulation FD Disclosure

Vectren Corporation (the Company), an energy holding and applied technology company, will hold an analyst meeting in New York City, Thursday, December 11, 2003 where Niel Ellerbrook, Chairman and CEO; Jerry Benkert, Executive Vice President and CFO; and Carl Chapman, Executive Vice President and President of Vectren Enterprises, Inc. will discuss the Company's current financial and operating results and plans for the future. A copy of the press release is furnished as Exhibit 99-1 to this Current Report.

Interested parties can listen to the webcast and view the slide presentation, which will begin at 12:30 P.M. Eastern Standard Time on the Company's website, www.vectren.com. For those unable to participate during the live webcast, the call will be archived on the Company's website beginning approximately two hours after the completion of the Webcast. The archived webcast and slide presentation will be available at least through January 29, 2004.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby furnishing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Vectren Utility Holdings, Inc., Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries. These cautionary statements are attached as Exhibit 99-2.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      VECTREN CORPORATION
                                      VECTREN UTILITY HOLDINGS, INC.
                                      SOUTHERN INDIANA GAS AND ELECTRIC COMPANY
                                      INDIANA GAS COMPANY, INC.
December 11, 2003


                                                 By:  /s/ M. Susan Hardwick
                                                 -----------------------------
                                                 M. Susan Hardwick
                                                 Vice President and Controller

                                INDEX TO EXHIBITS

The following Exhibits are furnished as part of this Report to the extent described in Item 9:



 Exhibit Number       Description
 --------------       -----------
      99-1            Press Release - Vectren Corporation Provides 2004 Earnings
                      Guidance
      99-2            Cautionary Statement for Purposes of the "Safe Harbor"
                      Provisions of the Private Securities Litigation Reform Act of 1995